Exhibit 99.1

Investor Presentation July / August 2017

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “contemplate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2016. Except as required by law, we assume no obligation to update these forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Use of Non-GAAP Financial Measures The information provided herein includes certain non-GAAP financial measures. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. 1

2Q 2017 Preliminary HIGHLIGHTS Solid Earnings Net income of $56.9 million, or $0.41 per diluted share Core net income(1) of $57.2 million, or $0.41 per diluted share Continued Growth, Strong Balance Sheet Loan and lease growth of $281 million, or 2.4% Deposit growth of $514 million, or 3.0% Net charge-off ratio: 0.11% annualized CET1 ratio of 12.7% and Tier 1 Leverage ratio of 8.7% Strong Financial Performance Efficiency ratio of 47.3% and core efficiency 47.1%(1) (2) ROATA(1) of 1.22%, core ROATA(1) of 1.23% ROATCE(1) of 14.9%, core ROATCE(1) of 15.0% Other Hawaii economy remains strong led by increased visitor spending and a healthy real estate market $0.22 quarterly dividend represents a 53.7% payout ratio in 2Q17 Non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the appendix of this slide presentation Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. 2

2Q 2017 Financial Preliminary Results 3 Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable GAAP measure is provided in the appendix. 2Q 2017 vs. ($ in millions) 2Q 2017 1Q 2017 2Q 2016 1Q 2017 2Q 2016 2016 2015 Balance Sheet Loans and Leases $ 12,062 $11,781 $ 11,188 2.4% 7.8% $11,520 $10,722 Deposits 17,452 16,938 16,122 3.0 8.2 16,795 16,062 Core Income Statement(1) Net Interest Income $ 131.3 $129.3 $ 120.4 1.5% 9.0% $491.7 $456.5 Provisions 4.4 4.5 1.9 (2.2) 131.6 8.6 9.9 Noninterest Income 48.9 49.4 46.4 (1.1) 5.4 190.4 188.2 Noninterest Expense 84.8 84.0 78.5 1.0 8.0 322.6 319.6 Net Income $ 57.2 $57.0 $ 54.9 0.3 4.2 $217.1 $196.3 Earnings per Share $ 0.41 $0.41 $ 0.39 0.0 5.1 $1.56 $1.41 Core Operating Metrics(1) Net Interest Margin 3.02% 3.00% 2.88% 2 bps 14 bps 2.88% 2.75% Noninterest Income / Total Revenue 27.1 27.6 27.8 (51) (67) 27.9 29.2 Efficiency Ratio(2) 47.1 47.0 47.0 11 3 47.3 49.6 ROATA(3) 1.23 1.23 1.23 – – 1.18 1.10 ROATCE(3) 15.0 15.5 14.8 (52) 21 13.8 11.3 Credit / Capital NCOs / Average Loans 0.11% 0.15% 0.10% (4)bps 1 bps 0.08% 0.09% NALs / Total Loans 0.06 0.06 0.12 – (6) 0.08 0.16 CET1 / Tier 1 12.7 12.8 12.5 (5) 28 12.8 15.3 Quarterly Results Annual Results

170/30/39 251/177/36 126/34/38 0/170/167 119/176/227 227/227/227 R:79 G:129 B:189 Best-in-Class Franchise 4 Branch Presence Financial Overview – 1Q 2017 ($ billions) Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. Market data as of 21-Jul-17. Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-16; excludes merger targets. Ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the appendix. Company Highlights Oldest and largest Hawaii-based bank Full service community bank with complete suite of products and services #1 deposit market share in Hawaii since 2004 Largest Hawaii-based lender across all categories $12.3bn assets under administration as well as more than 44mm transactions processed by merchant services in 2016 Proven through the cycle and top quartile operating performance NIM Since 4Q 2015 Efficiency Ratio(2), (3) ROATCE(2), (4) Cost of Deposits NALs / Loans Dividend Yield Maui Kahoolawe Lanai Oahu Kauai Niihau Honolulu Hawaii Island Molokai Market Cap $ 4.1 Loans $ 11.8 Assets $ 19.8 Deposits $ 16.9 62 branches Guam Saipan (1) (1) (1) (1) (1) (1) FHB Top Quartile 47.0% 50.3 % FHB Top Quartile 15.5% 13.8 % FHB Top Quartile 0.18% 0.20 % FHB Top Quartile 3.0% 2.6 % FHB Top Quartile 0.06% 0.36%

Full Suite of Products and Services 5 Largest commercial lender in Hawaii 56 commercial bankers(2) Relationship-based lending Primary focus on Hawaii, additional focus on California C&I, leases, auto dealer flooring, CRE, and C&D Strong relationships with proven local real estate developers $12.3bn of AUA and 52 financial advisors(2) Personal services include financial planning, insurance, trust, estate, and private banking Institutional services include investment management, retirement plan administration, and custody Mutual funds provided by Bishop Street Capital Management #1 deposit market share in Hawaii (36.6%)(1) Retail deposit products offered through branch, online, mobile, direct channels Commercial deposits, treasury and cash management products Hawaii state and municipal relationships Commercial Lending Wealth Management Deposits Services provided to individuals and small to mid-sized businesses Full service branches, online and mobile channels Exclusively in-footprint focus First mortgages, home equity, indirect auto financing, and other consumer loans Consumer Lending Leading credit card issuer among Hawaii banks Approximately 155,000 accounts with more than $2.1bn annual spend(2) Consumer, small businesses, and commercial cards Issuer of both Visa and MasterCard Credit Cards Largest merchant processor in Hawaii Spans Hawaii, Guam and Saipan Over 6,000 terminals processed ~44.3mm transactions in 2016 Relationships with all major U.S. card companies and select foreign cards Merchant Processing First Hawaiian is a full service community bank focused on building relationships with our customers Source: FDIC as of 30-Jun-16. As of 31-Mar-17.

Hawaii is an Attractive Market with Strong Economic Backdrop 6 Real GDP ($ billion) Population (000s) Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Federal Housing Finance Agency, and SNL Financial Note: Real GDP adjusts nominal GDP to 2009 dollars. Unemployment and housing index are shown as seasonally adjusted. Data current as of 31-Dec-16. (1) Based on $15.7bn of 2016 visitor spending according to the Hawaii Tourism Authority. The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook GDP by Industry (2016) Unemployment (Year End) Housing Price Index (Year End) Visitor Expenditures ($ billion) ’17-’22 Projected HHI Change: 7.6% April 2017: 2.7% Visitor Arrivals (mm) 8.7 8.9 9.1 9.3 9.4 Tourism accounts for ~21% of Hawaii GDP(1) 6.0% 4.9% 4.4% 3.6% 3.0% 2012A 2013A 2014A 2015A 2016A 100 104 113 119 127 2012A 2013A 2014A 2015A 2016A Government 21% Real Estate 19% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% $15.1 $15.7 $16.6 $16.9 $17.5 2015A 2016A 2017E 2018E 2019E 1,425 1,429 1,436 1,447 1,459 2015A 2016A 2017E 2018E 2019E

The Clear Leader in Hawaii 7 The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~98% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers based on size and operating performance Source: SNL Financial and FDIC. For peer companies, peer company filings, SNL Financial and FDIC Note: Balance sheet and income statement data as of 31-Mar-17. Deposit market share as of 30-Jun-16. CPF FTEs for period ended 30-Sep-16. ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable GAAP measures are provided in the appendix. FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See annual non-GAAP reconciliation of core net income in the appendix. BOH ROATCE and ROATA exclude gain on sale of 90,000 Visa Class B shares at $12.5mm. Branches 62 70 51 35 29 14 FTEs 2,195 2,115 1,104 792 268 172 Assets ($bn) $19.8 $16.7 $6.6 $5.4 $1.9 $0.7 Loans ($bn) 11.8 9.1 4.7 3.6 1.4 0.4 Deposits ($bn) 16.9 14.5 5.7 4.8 1.5 0.6 1Q 2017 ROATCE 15.5%(1), (2) 14.9%(3) 12.7% 10.7% 7.4% 3.0% 1Q 2017 ROATA 1.23(1), (2) 1.04(3) 0.99 1.00 0.91 0.26 Loan Portfolio Deposit Portfolio Hawaii Deposits Rank #1 #2 # 3 # 4 # 5 # 6 Share 36.6% 31.8% 13.1% 11.0% 3.7% 1.5% Commercial Commercial RE Residential RE Consumer & Other Transaction Accounts Savings / MMDA Time Deposits 13% 29% 25% 33% 18% 9% 23% 50% 5% 13% 20% 62% 13% 14% 28% 45% 2% 98% 1% 30% 38% 31% 23% 35% 42% 16% 47% 37% 6% 83% 11% 24% 14% 62% 18% 64% 18% 15% 74% 1 1%

Strong Organic Growth and High Performance 8 Consistent Deposit Growth Through the Cycle Credit Performer Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. FHB ratios shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measures. A reconciliation to the comparable GAAP measure is provided in the appendix. FHB dividend payout ratio based on 1Q17 LTM earnings and a $0.84 per share cash dividend for the last-twelve months ended 31-Mar-17. Steady, Balanced Loan Growth Strong Expense Mgmt. Culture(1) Consistent Record of Profitability(1),(2) Attractive Dividend Payout (LTM)(3) NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE 1Q17 Cost of Deposits: 0.18% 12.0% 13.8% 15.5% 10.2% 11.9% 10.9% 8.0% 10.0% 12.0% 14.0% 16.0% '11 '12 '13 '14 '15 '16 1Q17 46.2% 49.6% 47.0% 60.4% 62.3% 59.9% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% '11 '12 '13 '14 '15 '16 1Q17 $8.6 $16.9 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 1Q17 $6.0 $11.8 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 1Q17 0.16% 0.63% 0.10% 0.41% 3.04% 0.73% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 1Q17 52.8% 32.2% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Opportunities for increased Shareholder Returns Rising Interest Rates Well positioned for NIM improvement in rising interest rate environment Opportunity to Reduce Effective Tax Rate Tax optimization strategies Tax reform Capital Distribution Strong annual capital generation Ability to consider increasing dividends and/or share repurchases, subject to receipt of necessary regulatory approvals Separation from BNP Paribas 9 1 2 3 Drivers of Returns 4 positioned for NIM upside given earning asset mix and rate sensitivity 10 Improving NIM Well Positioned for Rising Rates 98% of balance sheet funded with deposits Hawaii has experienced lower deposit costs and had a lower deposit beta in the last rate cycle Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. (1) FHB results based on instantaneous shift in rates; $10-$50bn bank results on an as reported basis (includes both instantaneous and gradual rate shock scenarios based on reporting). NII Benefit From Rate Hike(1) First Hawaiian, Inc. 6.0% 4.9% 2.2% 12.0% 8.4% 4.1 % Static B/S Dynamic B/S Public U.S. Banks with $10-$50bn of Assets NII Sensitivity +200bps NII Sensitivity +100bps

Potential Tax opportunities 11 Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. (1) Based on 1Q17 annualized. Potential Tax Optimization Opportunities 2016 Effective Tax Rate Municipal Securities (as a % of Securities Portfolio) Tax credit investment Low income housing tax credits of ~$4.5mm for 2017 and ~$4.8mm for 2018 Tax exempt securities No municipal bonds held in current portfolio Tax reform Time and impact remains uncertain Potential Financial Impact(1) Each 1% lower tax rate equals a yearly addition of: ~$3.6mm of net income ~$0.03 of EPS ~24bps of ROATCE Avg. Securities / Avg. Earning Assets 30.0% 18.7% 38.1% 32.5% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.0% 9.7% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Capital Distribution Robust capital levels and strong capital generation support an attractive return opportunity for shareholders through organic growth, dividends and/or share repurchases(1) 12 Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. Market data as of 21-Jul-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. (1) Dividends and share repurchases are subject to approval of FHB’s board of directors, future capital needs and regulatory approvals. (2) FHB dividend payout ratio and total payout ratio are based on 1Q17 LTM earnings and a $0.84 per share cash dividend for the last-twelve months ended 31-Mar-17. Robust Capital Position Attractive Dividend Payout Ratio (LTM 1Q17)(2) Strong Total Payout Ratio (LTM 1Q17)(2) Tier 1 Leverage 8.5% 9.9% Dividend Yield (MRQ) 3.0% 2.1% 52.8% 38.8% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 52.8% 32.2% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 12.8% 11.9% 0.6% 1.1% 1.6% 13.9% 14.1% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1

Delivering Value Through Operational Excellence 13 1 2 3 5 4 6 7 Growing core deposit base Consistent high quality loan growth Best-in-class credit performance Well positioned for rising rates Disciplined expense culture focused on driving operating leverage Delivering low volatility earnings and top quartile return profile Focused on maximizing shareholder return

Appendix

Growing, Low-Cost Core Deposit Base Strong brand, deep ties to the community and a leading market share position have driven an attractive, low-cost deposit base 15 CAGR: 6.2% Deposits: $16.9bn 1Q17 Deposit Cost: 0.18% Year Ended December 31, Deposit Portfolio Composition (1Q17) Consistent Deposit Growth ($bn) Best-in-Class Cost of Deposits Year Ended December 31, Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. ~12% of Total Deposits are Public Deposits Public Demand 1% Demand 34% Money Market 15% Savings 27% Time 12% Public Time 11% 0.87% 1.92% 0.18% 1.69% 2.94% 0.28% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 1Q17 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Steady Organic Growth and Balanced Loan Portfolio Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities 16 Well positioned to serve clients during the financial crisis CAGR: 6.2% Loans: $11.8bn 1Q17 Loan Yield: 3.85% Loans / Deposits 70% 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% Year Ended December 31, Balanced Loan Portfolio (1Q17) Steady Loan Growth ($bn) Growth in All Categories (2013FY – 1Q17 CAGR) Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. Commercial 29% Consumer 13% Residential RE 33% Commercial RE 25% 6.7% 3.9% 7.6% 7.3% 10.7 % Total Commercial Commercial RE Residential RE Consumer

Proven, Consistent, and Conservative Credit Risk Management Strong through the cycle credit performance driven by conservative approach to credit risk management 17 Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non-Accrual Loans 75.0x 0.16% 0.63% 0.10% 0.41% 3.04% 0.73% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 1Q17 1.43% 1.45% 1.15% 1.12% 2.11% 0.99% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 1Q17 71.4x 18.5x 2.8x 1.7x 0.0x 10.0x 20.0x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 1Q17 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

Operating Leverage Through prudent expense management 18 Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. Year Ended December 31, Year Ended December 31, Non-Interest Expense / Average Assets(1) Well Managed Core Noninterest Expense(1) Efficiency Ratio(1), (2) Driving Future Operating Leverage Improving margins and benefit from rising rates Additional operating capacity Scalable fee businesses Close management of expenses though transition Expect ~47% efficiency ratio in 2017 Expect ~47 - 48% efficiency ratio in 2018 CAGR: 1.1% Year Ended December 31, 46.2% 46.3% 45.9% 47.3% 49.6% 47.3% 47.0% 60.4% 61.4% 62.3% 61.6% 59.9% 60.2% 59.9% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 1Q17 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.01% 1.83% 1.74% 1.70% 1.70% 1.67% 1.72% 2.93% 2.76% 2.73% 2.52% 2.38% 2.42% 2.40% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 1Q17 $ 306 $ 295 $ 290 $ 298 $ 320 $ 323 $ 83 $ 84 46.2% 46.3% 45.9% 47.3% 49.6% 47.3% 50.0% 47.0% '11 '12 '13 '14 '15 '16 1Q16 1Q17 Core Noninterest Expense Efficiency Ratio

Sustained, Consistent Track Record of Strong Profitability 19 Source: Public filings and SNL Financial Note: Financial data as of 31-Mar-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. Volatility of earnings calculated as the standard deviation in the change in earnings since 2011. ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable GAAP measures are provided in the appendix. Year Ended December 31, Consistent Core Earnings(1) ROATA(1),(3) Low Earnings Volatility(2) Focused on maintaining peer leading profitability through stable, consistent growth ROATCE(1),(3) Year Ended December 31, Consistent Earnings Top Quartile Profitability Year Ended December 31, CAGR: 1.9% 1.39% 1.30% 1.31% 1.22% 1.10% 1.18% 1.23% 0.88% 1.03% 1.10% 1.07% 1.04% 1.05% 0.98% 0.75% 1.00% 1.25% 1.50% 2011 2012 2013 2014 2015 2016 1Q17 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 15.5% 10.2% 11.1% 11.9% 11.1% 11.3% 11.1% 10.9% 8.0% 10.0% 12.0% 14.0% 16.0% 2011 2012 2013 2014 2015 2016 1Q17 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets $ 198 $ 197 $ 205 $ 202 $ 196 $ 217 $ 51 $ 57 '11 '12 '13 '14 '15 '16 1Q16 1Q17 3.5% 19.2 % First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

FHB currently undervalued relative to Hawaii peers 20 Source: Public filings, SNL Financial, IBES earnings estimates. Note: Financial data as of 31-Mar-17. Market data as of 21-Jul-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. IPO as of 4-Aug-16. ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable GAAP measures are provided in the appendix. Core excludes certain expenses, gains and one-time items. See annual non-GAAP reconciliation of core net income in the appendix. BOH ROATCE and ROATA exclude gain on sale of 90,000 Visa Class B shares at $12.5mm. Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-16; excludes merger targets. 1Q 2017 ROATA Price / 2017E EPS 1Q 2017 ROATCE Public Hawaii Banks Public Hawaii Banks Public Hawaii Banks U.S. Banks $10-$50bn U.S. Banks $10-$50bn U.S. Banks $10-$50bn (1) (2) (3) (1) (2) (3) (3) 15.5% 14.9% 10.7% 7.4% 10.9% 13.8 % FHB BOH CPF TBNK $10-50bn Top Quartile 1.23% 1.04% 1.00% 0.91% 0.98% 1.20 % FHB BOH CPF TBNK $10-50bn Top Quartile 17.8 x 18.6 x 19.1 x 16.3 x 16.9 x 18.0 x FHB BOH CPF TBNK $10-50bn Top Quartile

Hawaii Banks have a Significant Deposit Advantage 21 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. (3) Includes all U.S. bank holding companies excluding Hawaii-based banks. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta(¹) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle (2) (3) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q Hawaii Banks U.S. Banks Fed Funds 17bps Current Funding Advantage 3.34% 1.97% 0.34% 0.17% 5.25% 137bps Funding Advantage 0.63% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

GAAP to non-gaap reconciliations 22 We present net interest income, noninterest income, noninterest expense, net income, earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. Core net interest margin, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average stockholders’ equity. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) amounts related to our goodwill. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The following tables provide a reconciliation of these non-GAAP financial measures with their most closely related GAAP measures.

GAAP to Non-GAAP Reconciliation 23 Note: Totals may not sum due to rounding. (1) Annualized for the three month periods. For the Three Months Ended As of and for the Twelve Months Ended December 31, (Dollars in millions, except per share data) June 30, 2017 March 31, 2017 June 30, 2016 2016 2015 2014 2013 2012 2011 Net Income $ 56.9 $56.7 $ 54.9 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 Average Total Stockholders’ Equity $ 2,528.4 $2,488.5 $ 2,491.1 $2,568.2 $2,735.8 $2,698.4 $2,667.4 $2,664.2 $2,640.6 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Stockholders’ Equity $ 1,532.9 $1,493.0 $ 1,495.6 $1,572.7 $1,740.3 $1,702.9 $1,672.0 $1,668.7 $1,645.1 Total Stockholders’ Equity 2,522.6 2,506.0 2,501.0 2,476.5 2,736.9 2,675.0 2,651.1 2,654.2 2,677.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Stockholders’ Equity $ 1,557.1 $1,510.5 $ 1,505.5 $1,481.0 $1,741.4 $1,679.5 $1,655.6 $1,658.7 $1,681.9 Average Total Assets 19,692.2 19,769.5 18,950.0 19,334.7 18,785.7 17,493.2 16,653.6 16,085.7 15,246.8 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Assets $ 18,696.7 $18,774.0 $ 17,954.5 $18,339.2 $17,790.2 $16,497.7 $15,658.1 $15,090.2 $14,251.3 Total Assets 20,374.0 19,792.8 19,052.6 19,661.8 19,352.7 18,133.7 17,118.8 16,646.7 15,839.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Assets $ 19,378.5 $18,797.3 $ 18,057.1 $18,666.3 $18,357.2 $17,138.2 $16,123.3 $15,651.2 $14,843.9 Return on Average Total Stockholders’ Equity(1) 9.03% 9.25% 8.86% 8.96% 7.81% 8.03% 8.04% 7.92% 7.56% Return on Average Tangible Stockholders’ Equity (non-GAAP) (1) 14.89% 15.41% 14.75% 14.64% 12.28% 12.72% 12.83% 12.65% 12.14% Return on Average Total Assets(1) 1.16 1.16 1.16 1.19 1.14 1.24 1.29 1.31 1.31 Return on Average Tangible Assets (non-GAAP) (1) 1.22% 1.23% 1.23% 1.26% 1.20% 1.31% 1.37% 1.40% 1.40%

GAAP to Non-GAAP Reconciliation 24 Note: Totals may not sum due to rounding. (1) Adjustments that are not material to our financial results have not been presented for certain periods. (2) Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down. (3) Include non-recurring public company transition costs. (4) Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period. For the Months Ended For the Fiscal Year Ended December 31, (Dollars in millions, except per share data) June 30, 2017 March 31, 2017 June 30, 2016 2016 2015 2014 2013 2012 2011 Net Interest Income $ 131.3 $129.3 $ 120.4 $491.7 $461.3 $443.8 $439.0 $447.5 $470.0 Accounting Change (ASC 310 Adjustment) – – – – – – (4.3) – – Early Buyout on Lease – – – – – (3.1) – – – Early Loan Termination(1) – – – – (4.8) – – – – Core Net Interest Income (Non-GAAP) $ 131.3 $129.3 $ 120.4 $491.7 $456.5 $440.7 $434.7 $447.5 $470.0 Noninterest Income $ 48.9 $49.4 $ 46.4 $217.6 $211.4 $209.2 $208.4 $212.8 $194.6 Gain on Sale of Securities – – – (4.6) (7.7) – (0.2) (16.7) (1.7) Gain on Sale of Stock (Visa/MasterCard) – – – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Other Assets – – – – (3.4) – (0.4) (6.4) – Other Adjustments(1),(2) – – – – (7.5) – – – (0.9) Core Noninterest Income (Non-GAAP) $ 48.9 $49.4 $ 46.4 $190.4 $188.2 $188.4 $196.6 $189.7 $192.0 Noninterest Expense $ 85.2 $84.3 $ 78.5 $328.8 $319.6 $297.7 $290.7 295.6 306.1 Non-Recurring Items(3) (0.5) (0.4) – (6.2) – – (0.7) (0.7) – Core Noninterest Expense (Non-GAAP) $ 84.8 $84.0 $ 78.5 $322.6 $319.6 $297.7 $290.0 $294.9 $306.1 Net Income $ 56.9 $56.7 $ 54.9 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 Accounting Change (ASC 310 Adjustment) – – – – – – (4.3) – – Early Buyout on Lease – – – – – (3.1) – – – Early Loan Termination – – – – (4.8) – – – – Gain on Sale of Securities – – – (4.6) (7.7) – (0.2) (16.7) (1.7) Gain on Sale of Stock (Visa/MasterCard) – – – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Other Assets – – – – (3.4) – (0.4) (6.4) – Other Adjustments(1),(2) – – – – (7.5) – – – (0.9) Non-Recurring Items(3) 0.5 0.4 – 6.2 – – 0.7 0.7 – Tax Adjustments(4) (0.2) (0.1) – 8.0 10.6 8.9 5.8 8.1 1.0 Total Core Adjustments 0.3 0.2 – (13.1) (17.5) (15.0) (9.5) (14.3) (1.7) Core Net Income (Non-GAAP) $ 57.2 $57.0 $ 54.9 $217.1 $196.3 $201.6 $205.0 $196.7 $198.0 Core Basic EPS (Non-GAAP) $ 0.41 $0.41 $ 0.39 $1.56 $1.41 $1.45 $1.47 $1.57 $1.79 Core Diluted EPS (Non-GAAP) $ 0.41 $0.41 $ 0.39 $1.56 $1.41 $1.45 $1.47 $1.57 $1.79